Filed pursuant to Rule 497
 File No. 333-157217

Keating Capital, Inc.

Supplement dated September 7, 2010
to
Prospectus dated May 26, 2010

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Keating Capital, Inc. dated May 26, 2010.

You should carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest.

Summary of Recent Developments

Appointment of Certain Officers

Our Board of Directors, including all of our independent directors, took action by written consent without a meeting, to appoint Frederic M. Schweiger to serve as our Chief Compliance Officer, replacing Brett W. Green, effective September 7, 2010.  Mr. Schweiger is currently the Chief Operating Officer of Keating Investments, LLC, our investment adviser.

In addition, our Board of Directors appointed Mr. Schweiger serve as our Chief Operating Officer and Secretary effective September 7, 2010.  Kyle L. Rogers, who previously served as our Chief Operating Officer and Secretary, was appointed by our Board of Directors to serve as our Chief Investment Officer effective September 7, 2010.

Effective September 7, 2010, Mr. Schweiger was appointed to serve as Keating Investments’ Chief Compliance Officer, replacing Mr. Green, effective September 7, 2010.

Biographical and other information for Messrs. Schweiger and Rogers is currently contained in our Prospectus.

Extension of Our Offering

Our Board of Directors also elected to extend this offering to June 30, 2011.  This offering was previously set to conclude on March 31, 2011, but our Board of Directors could elect to extend this offering for up to an additional three months.  As a result of this Board action, this offering will conclude on June 30, 2011.

Extension of Offering Period

This supplement revises the sections of the Prospectus entitled, “Prospectus – Cover Page” Prospectus Summary – Plan of Distribution,” “Questions and Answers about the Offering – How Long Will This Offering Last?” “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Financial Condition, Liquidity and Capital Resources,” and “Plan of Distribution – General” to include the following:

On September 7, 2010, our Board of Directors approved the extension of this offering to June 30, 2011 and, accordingly, this offering will conclude on June 30, 2011.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled, “Risk Factors—Risks Relating to Our Business and Structure” by adding the following thereto:

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) institutes a wide range of reforms that will have an impact on all financial institutions.  Many of these provisions are subject to rule making procedures and studies that will be conducted in the future. Accordingly, we cannot predict the effect the Dodd-Frank Act or its impending regulations will have on our business, results of operations or financial condition.

Management

This supplement further supplements and amends the section of the Prospectus entitled “Management – Board of Directors and Executive Officers” on page 95, by replacing the first paragraph of that section with the following paragraph:

At our annual meeting of stockholders held May 21, 2010, our stockholders approved the declassification of our Board of Directors effective beginning with the 2011 annual stockholders’ meeting.  By virtue of this declassification, each director will hold his position until the next annual meeting of stockholders and until his successor is duly elected and qualifies.  On August 5, 2010, our Board of Directors took various actions to implement this declassification so that stockholders will vote for the election of all five director positions at the upcoming 2011 annual stockholders’ meeting.

This supplement further supplements and amends the section of the Prospectus entitled “Management – Board of Directors and Executive Officers – Directors” on page 95, by revising the chart contained therein to provide that:

The term of each of our directors will expire in 2011.

This supplement further supplements and amends the section of the Prospectus entitled “Management – Board of Directors and Executive Officers – Executive Officers who are not Directors” on page 95, by replacing the information  contained therein with the following information:

Information regarding our executive officers who are not directors is as follows:

Name	Age	Positions Held
Kyle L. Rogers	33	Chief Investment Officer
Frederic M. Schweiger	50	Chief Operating Officer, Chief Compliance Officer and Secretary

The address for each executive officer who is not a director is c/o Keating Capital, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

This supplement further supplements and amends the section of the Prospectus entitled “Management – Biographical Information – Executive Officers who are not Directors” on page 97, by revising the first sentence of the first paragraph thereof to read as follows:

Mr. Rogers has served as the Chief Investment Officer of Keating Capital since September 2010, and previously served as the Chief Operating Officer and Secretary of Keating Capital from inception in 2008 until September 2010.

This supplement further supplements and amends the section of the Prospectus entitled “Management – Biographical Information – Executive Officers who are not Directors” on page 97, by deleting the second paragraph thereof and adding the following paragraph in lieu thereof:

 Frederic M. Schweiger.  Mr. Schweiger has served as the Chief Operating Officer, Chief Compliance Officer and Secretary of Keating Capital since September 2010.  Since March 2010, Mr. Schweiger has been an investment professional at, and a member of the Investment Committee of, Keating Investments.  Mr. Schweiger became a member of Keating Investments in March 2010 and become the Chief Operating Officer of Keating Investments in April 2010.  Mr. Schweiger was appointed the Chief Compliance Officer of Keating Investments in September 2010.  From 1999 to March 2010, Mr. Schweiger has been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy.   Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments from January 2004 through July 2006.  Prior to founding Garisch Financial, Inc., Mr. Schweiger spent nearly 15 years advising middle market companies in various capacities including as a corporate attorney, mergers and acquisition advisor, chief financial officer and investment banker.  Mr. Schweiger received a B.B.A. in Accounting from the University of Notre Dame, a J.D. degree from Marquette University and a Masters of Law in Taxation degree from New York University.

This supplement further supplements and amends the section of the Prospectus entitled “Management – Compensation of Executive Officers” on page 100, by deleting the first and second paragraphs thereof and adding the following paragraphs in lieu thereof:

None of our executive officers receive direct compensation from us.  Messrs. Keating, Rogers and Schweiger, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of our Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may also pay salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating, Rogers and Schweiger in addition to any profits earned from their ownership interests in Keating Investments.

Mr. Mankekar serves as our Chief Financial Officer and Mr. Green served as our Chief Compliance Officer until September 2010.  The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to us.   In accordance with our Investment Advisory and Administrative Services Agreement, our reimbursement of an allocable portion of such compensation began accruing on November 13, 2008.  For the years ended December 31, 2009 and 2008, we reimbursed Keating Investments $185,182 and $18,059, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer, and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.  For the three months ended March 31, 2010 and 2009, we reimbursed Keating Investments $47,538 and $47,196, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer, and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.  Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.

Portfolio Management

This supplement further supplements and amends the section of the Prospectus entitled “Portfolio Management” on page 102, by deleting the first paragraph thereof and adding the following paragraph in lieu thereof:

The management of our investment portfolio is the responsibility of our investment adviser, Keating Investments, and its Investment Committee, which currently consists of Timothy J. Keating, the Chairman of our Board of Directors and our Chief Executive Officer, Kyle L. Rogers, our Chief Investment Officer, and Frederic M. Schweiger, our Chief Operating Officer, Chief Compliance Officer and Secretary.  For more information regarding the business experience of Messrs. Keating, Rogers and Schweiger, see “Management” above.

This supplement further supplements and amends the section of the Prospectus entitled “Portfolio Management – Investment Personnel” on page 102, by deleting the first, second and third paragraphs thereof and adding the following paragraph in lieu thereof:

Keating Investments’ investment personnel consists of its senior investment professionals, including Messrs. Keating, Mankekar, Rogers and Schweiger.  In addition, Keating Investments’ investment professionals include two portfolio company originators, one analyst and a compliance officer.  Keating Investments may also retain additional investment professionals in the future, based upon its needs.

Certain Relationships and Related Party Transactions

This supplement further supplements and amends the section of the Prospectus entitled “Certain Relationships and Related Party Transactions – Dealer Manager” on page 113, by deleting the last sentence of the second paragraph of that section and replacing it with the following sentence:

Additionally, effective November 4, 2008, Timothy J. Keating and Kyle L. Rogers no longer provided regulatory supervision over, and ceased being registered representatives of, Andrews Securities.

Control Persons and Principal Stockholders

This supplement further supplements and amends the section of the Prospectus entitled “Control Persons and Principal Stockholders” on page 115, by deleting the table of beneficial ownership and replacing it with the following table:

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating(3)	90,100	8.5%
Ranjit P. Mankekar	0	*

Independent Directors
Andrew S. Miller	25,000	2.3%
William F. Owens	0	*
J. Taylor Simonton	0	*

Executive Officers
Kyle L. Rogers	5,000	*
Frederic M. Schweiger	200	*

Executive officers and directors as a group	120,300	11.3%
Jonathan D. Ungar(4)	100,000	9.4%

_______________

*	Represents less than 1.0%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 1,066,069 shares of the Company’s common stock issued and outstanding as of May 26, 2010.
(3)	Includes 100 shares held by Keating Investments, which may be deemed to be beneficially owned by Mr. Keating by virtue of his ownership interests therein.
(4)	Based upon information contained in the Schedule 13D filed January 27, 2009 by Jonathan D. Ungar. The address of Mr. Ungar is 7 Durham Road, Scarsdale, New York 10583.

Regulation as a Business Development Company

This supplement further supplements and amends the section of the Prospectus entitled “Regulation as a Business Development Company – Compliance Polices and Procedures” on page 135, by deleting the last sentence thereof and replacing it with the following sentence:

Frederic M. Schweiger serves as our Chief Compliance Officer.

Plan of Distribution

This supplement further supplements and amends the section of the Prospectus entitled “Plan of Distribution – About the Dealer Manager” on page 137, by deleting the last sentence of the first paragraph thereof and replacing it with the following sentence:

Additionally, effective November 4, 2008, Timothy J. Keating and Kyle L. Rogers no longer provided regulatory supervision over, and ceased being registered representatives of, Andrews Securities.